UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2003

FIRST CHESAPEAKE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-21912	54-1624428
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 Yamato Road, Suite 100, Boca Raton, Florida	33431
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (561) 862-0134

FIRST CHESAPEAKE FINANCIAL CORPORATION

FORM 8-K

CURRENT REPORT

Item 5.    Other Events and Required FD Disclosure

On September 26, 2003, First Chesapeake Financial Corporation, a Virginia corporation, issued a press release announcing that it had entered into an agreement in principle with All American Companies, Inc., First Chesapeake’s majority shareholder, to acquire All American Company’s wholly-owned subsidiary, First Chesapeake International Services, Inc., a Cayman Islands corporation (“FCIS”), the parent company of iShiva Back Office Services Private Limited, an Indian Corporation, for 25 million shares of First Chesapeake’s post-reverse stock split common stock. When the acquisition is completed, FCIS and its wholly-owned subsidiary, iShiva Back Office Services Private Limited, will become wholly-owned subsidiaries of First Chesapeake. A copy of the press release announcing the foregoing is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Business Acquired.

Not Applicable

(b)	Pro Forma Financial Information.

Not Applicable

(c)	Exhibits.

Exhibit 99.1  First Chesapeake Financial Corporation Press Release, dated September 26, 2003

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CHESAPEAKE FINANCIAL CORPORATION

Date:	9/26/03	By:	/s/ UTPAL DUTTA
Name: Mr. Utpal Dutta Title: Chief Operating Officer

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FIRST CHESAPEAKE FINANCIAL CORPORATION

Current Report on Form 8-K

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by First Chesapeake Financial Corporation on September 26, 2003